UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2016

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775

(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000

(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2016 Annual Meeting of Stockholders of the Company held on May 10, 2016, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The stockholders elected each of the twelve nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1a. Sondra L. Barbour	416,889,402	2,724,345	1,413,391	102,361,847
1b. Thomas “Tony” K. Brown	416,460,881	3,086,993	1,479,264	102,361,847
1c. Vance D. Coffman	410,682,055	8,745,244	1,599,839	102,361,847
1d. David B. Dillon	416,746,982	2,634,813	1,645,343	102,361,847
1e. Michael L. Eskew	410,834,315	8,566,100	1,626,723	102,361,847
1f. Herbert L. Henkel	415,929,542	3,450,728	1,646,868	102,361,847
1g. Muhtar Kent	415,915,220	3,455,213	1,656,705	102,361,847
1h. Edward M. Liddy	407,467,619	11,957,902	1,601,617	102,361,847
1i. Gregory R. Page	416,763,617	2,591,639	1,671,882	102,361,847
1j. Inge G. Thulin	403,683,163	14,106,595	3,237,380	102,361,847
1k. Robert J. Ulrich	414,075,068	5,342,617	1,609,453	102,361,847
1l. Patricia A. Woertz	415,459,775	4,034,786	1,532,577	102,361,847

Proposal No. 2 — The stockholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2016.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
514,761,913	7,085,757	1,541,315	N/A

Proposal No. 3 — The stockholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2016 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
398,241,525	18,742,659	4,042,954	102,361,847

Proposal No. 4 — The stockholders approved the Company’s 2016 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
369,345,179	48,188,105	3,493,854	102,361,847

Proposal No.5 — The stockholders did not approve the stockholder proposal on special meetings.*

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
183,475,126	232,441,583	5,110,429	102,361,847

 Proposal No.6 — The stockholders did not approve the stockholder proposal on share repurchase program and executive compensation.*

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
24,123,547	391,073,158	5,830,433	102,361,847

*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the stockholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”  Applying this standard, the percentage in favor of the stockholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By: /s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: May 11, 2016